Execution Version

FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this “Amendment”) is entered into as of August 2, 2018, by and between Richland, Gordon & Company (the “Manager”) and Atlantica, Inc. (the “Company”). The Manager and the Company may collectively be referred to as the “Parties” and each individually as a “Party”. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement (as defined below).

WHEREAS, the Parties entered into that certain Management Services Agreement, dated as of April 29, 2009 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment; and

WHEREAS, Section 11 of the Agreement requires any amendments to be in writing and signed by the Manager and the Company.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the Parties, the Parties agree as follows:

1.

Amendments. Section 5 of the Agreement shall be deleted in its entirety and replaced with the following:

“The term of this agreement shall commence as of the date hereof and shall terminate on April 29, 2029.”

2.

Miscellaneous. Other than as expressly set forth herein, the terms, conditions and provisions of the Agreement remain in full force and effect. All references to the Agreement shall hereafter mean the Agreement as amended by this Amendment. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Agreement, as though the other provisions of this Amendment were set forth in the Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

THE MANAGER:

RICHLAND, GORDON & COMPANY

By: /s/ Alan D. Gordon

Name: Alan D. Gordon

Title: President

Signature Page to First Amendment to Management Services Agreement

THE COMPANY:

ATLANTICA, INC.

By: /s/ Alan D. Gordon

Name: Alan D. Gordon

Title: President / CEO

Signature Page to First Amendment to Management Services Agreement